UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2024

ARCH THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54986	46-0524102
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

235 Walnut Street, Suite 6
Framingham, Massachusetts	01702
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 431-2313

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N|A	N|A	N|A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously disclosed, from December 13, 2023 to December 14, 2023, two purchaser parties (the “Prior Advancing Purchasers”) to the previously disclosed Securities Purchase Agreement (the “SPA”) dated November 8, 2023, among Arch Therapeutics, Inc. (the “Company”) and the purchasers party thereto, including the Prior Advancing Purchasers, advanced the Company an aggregate of $500,000 (the “Prior Advances”), which Prior Advances were treated as partial prepayment of the purchase price for the Prior Advancing Purchasers under the SPA. Under the Prior Advance, if the transactions contemplated by the SPA were not consummated by February 29, 2024, the Company would be obligated to repay the Prior Advances to the Prior Advancing Purchasers within three business days thereafter.

On February 1, 2024, the Prior Advancing Purchasers amended the terms of the Prior Advances to include the following terms: (i) if the Closing (as defined in the SPA) does not occur on or before March 31, 2024 (instead of February 29, 2024), the Prior Advancing Purchasers shall have the option, in lieu of being repaid the Prior Advance, to purchase (A) pre-funded warrants to purchase up to an aggregate of 484,966 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) (using the SPA pre-funded warrant purchase price of $0.5155 per pre-funded warrant) and (B) common warrants to purchase up to an aggregate of 484,966 shares of Common Stock (using the 100% warrant coverage provided in the SPA), in satisfaction of the Company’s obligation to repay the Prior Advance to the Prior Advance Purchasers and (ii) if the Common Stock has not been approved by Nasdaq for listing on Nasdaq Capital Market by March 31, 2024, then by no later than April 2, 2024, the Company shall issue to the Prior Advancing Purchasers (A) additional prefunded warrants to purchase up to an aggregate of 121,241 shares of Common Stock (which represents a 25% addition) and (B) additional common warrants to purchase up to an aggregate of 121,241 shares of Common Stock (the terms described in clauses (i) and (ii) of this paragraph, collectively, the “New Advance Terms”).

Furthermore, on February 1, 2024, two additional purchaser parties to the SPA (the “New Advancing Purchasers”) advanced the Company an aggregate of $250,000 (the “New Advances”), which New Advances are also being treated as partial prepayment of the purchase price for the New Advancing Purchasers under the SPA and will also be subject to the New Advance Terms.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCH THERAPEUTICS, INC.

Dated: February 7, 2024	By:	/s/ Terrence W. Norchi, M.D.
Name: Terrence W. Norchi, M.D. Title: President, Chief Executive Officer